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                                   SSgA FUNDS

                        SUPPLEMENT DATED SEPTEMBER 3, 2003

                       TO THE SSgA PRIME MONEY MARKET FUND
                                  CLASS T SHARES
                        PROSPECTUS DATED AUGUST 25, 2003

The section "Fees and Expenses of the Fund" is hereby restated as follows with respect to Class T of the SSgA Prime Money Market Fund:

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

    Maximum Sales Charge (Load) Imposed on Purchases          None
    Maximum Deferred Sales Charge (Load)                      None
    Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends or Other Distributions                        None
    Redemption Fee                                            None
    Exchange Fee                                              None
    Maximum Account Fee                                       None

ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

    Management Fee(1)                                          .15%
    Distribution and Service (12b-1) Fees                      .55
    Other Expenses                                             .07
                                                             -----
    Gross Expenses                                             .77
                                                             -----
    Less Contractual Management Fee Waiver                    (.05)
                                                             -----
    Total Annual Fund Operating Expenses After Waiver          .72%
                                                             -----


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(1)  The Advisor has contractually agreed to waive .05% of its .15% management fee until December 31, 2010. Also, the Advisor has contractually agreed to reimburse the fund for all expenses to the extent that total expenses exceed ..80% of average daily net assets on an annual basis until December 31, 2004. The annual management fee after waiver and reimbursement is .10%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

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EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

        1 YEAR        3 YEARS        5 YEARS        10 YEARS
          $74           $230           $401            $909
          ===           ====           ====            ====

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.